FORM 8-K/A



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported): February 8, 2001



                          THE HARTCOURT COMPANIES INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


        9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California 90045
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 410-7290

Item 1.           Changes in Control of Registrant

                  None

Item 2.           Acquisition or Disposition of Assets

                  None

Item 3.           Bankruptcy or Receivership

                  None

Item 4.           Changes in Registrant's Certifying Accountant

                  The Registrant engaged Weinberg & Company, P.A. "Weinberg" as its new independent accountants as of February 8, 2001. During the two most recent fiscal years and through February 8, 2001, the Registrant has not consulted with Weinberg regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advise was provided that Weinberg concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of the Regulation S-K, or a reportable event, as that terms is defined in Item 304 (a) (1) (iv) of Regulation S-K.



Item 5.           Other Events

                  None

Item 6.           Resignation of Registrant's Directors

                  None

Item 7.           Financial Statements and Exhibits

                  Financial Statements - None

                  Exhibits - None

Item 8.           Change in Fiscal Year

                  None

                                              SIGNATURE


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE HARTCOURT COMPANIES INC.



Dated:  February 8, 2000                      By: /s/ Alan Phan
                                                  -----------------
                                                  Dr. Alan Phan
                                                  Chairman of the Board